EXHIBIT 4.7

                         REGISTRATION RIGHTS AGREEMENT


    REGISTRATION RIGHTS AGREEMENT, dated as of June 30, 1997 (this "Agreement"), among FIRST HAWAIIAN, INC., a Delaware corporation (the "Company"), FIRST HAWAIIAN CAPITAL I, a Delaware statutory business trust (the "Issuer Trust"), and GOLDMAN, SACHS & CO., as the initial purchaser (the "Initial Purchaser") of the 8.343% Capital Securities, Series A of the Issuer Trust, which are guaranteed by the Company.

    1. Certain Definitions.

    For purposes of this Registration Rights Agreement, the following terms shall have the following respective meanings:

         (a) "Administrative Trustees" means the Administrative Trustees for the Issuer Trust under the Trust Agreement.

         (b) "Capital Securities" means the 8.343% Capital Securities, Series A, Liquidation Amount $1,000 per Capital Security, to be issued under the Trust Agreement and sold by the Issuer Trust to the Initial Purchaser, and securities issued in exchange therefor, other than Debentures, or in lieu thereof pursuant to the Trust Agreement.

         (c) "Closing Date" means the date on which the Capital Securities are initially issued.

         (d) "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

         (e) "Debentures" means the 8.343% Junior Subordinated Deferrable Interest Debentures due July 1, 2027 of the Company to be issued under the Indenture, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.

         (f) "Effective Time", in the case of (i) an Exchange Offer, means the time and date as of which the Commission declares the Exchange Offer Registration Statement effective or as of which the Exchange Offer Registration Statement otherwise becomes effective and (ii) a Shelf Registration, means the time and date as of which the Commission declares the Shelf Registration effective or as of which the Shelf Registration otherwise becomes effective.

         (g) "Exchange Act" means the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

         (h)  "Exchange  Offer"  has the  meaning  assigned thereto  in Section
    2(a).

         (i) "Exchange Offer Registration Statement" has the meaning assigned thereto in Section 2(a).

         (j)  "Exchange  Registration"  has  the  meaning  assigned  thereto in
    Section 3(f).

         (k) "Exchange Securities" has the meaning assigned thereto in Section 2(a).

         (l) "Guarantee" means the guarantee of the Capital Securities by the Company under the Guarantee Agreement, dated as of June 30, 1997, between the Company and The First National Bank of Chicago, as Guarantee Trustee.

         (m) "Holder" means the Initial Purchaser for so long as it owns any Registrable Securities, and such of its respective successors and assigns who acquire Registrable Securities, directly or indirectly, from such person or from any successor or assign of such person, in each case for so long as such person owns any Registrable Securities.

         (n) "Indenture" means the Junior Subordinated Indenture, dated as of June 30, 1997, between the Company and The First National Bank of Chicago, as Trustee, as the same shall be amended from time to time.

         (o) "Liquidation Amount" means the stated amount of $1,000 per Trust Security.

         (p)  "Person"   means   a   corporation,   association,   partnership,
    organization, business, individual, government or political subdivision thereof or governmental agency.

         (q) "Registrable Securities" means the Securities; provided, however, that such Securities shall cease to be Registrable Securities when (i) in the circumstances contemplated by Section 2(a) hereof, such Securities have been exchanged for Exchange Securities in an Exchange Offer as contemplated in Section 2(a) (provided that any Exchange Securities received by a broker-dealer in an Exchange Offer in exchange for Registrable Securities that were not acquired by the broker-dealer directly from the Company will also be Registrable Securities through and including the earlier of the 180th day after the Exchange Offer is completed or such time as such broker-dealer no longer owns such Exchange Securities); (ii) in the circumstances contemplated by Section 2(b), a registration statement registering such Securities under the Securities Act has been declared or becomes effective and such Securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement; (iii) such Securities are sold pursuant to Rule 144 under circumstances in which any legend borne by such Securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed or such Securities are eligible to be sold pursuant to paragraph (k) of Rule 144; or (iv) such Securities shall cease to be outstanding.

         (r)  "Registration  Default"  has  the  meaning  assigned  thereto  in
    Section 2(c).

         (s) "Registration Default Interest" has the meaning assigned thereto in Section 2(c).

         (t) "Registration Default Distributions" has the meaning assigned thereto in Section 2(c).

         (u)  "Registration  Expenses"  has the  meaning  assigned  thereto  in
    Section 4.

         (v)   "Resale  Period"  has the  meaning  assigned thereto  in Section
    2(a).

         (w) "Restricted Holder" means (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires
    Exchange  Securities  outside   the  ordinary  course  of   such  holder's
    business,  (iii) a holder who has  arrangements or understandings with any
    person  to  participate  in   the  Exchange  Offer  for  the   purpose  of
    distributing Exchange Securities, or (iv) a broker-dealer who receives Securities for its own account but did not acquire the Securities as a result of market-making activities or other trading activities.

         (x) "Rule 144," "Rule 405" and "Rule 415" means, in each case, such rule promulgated under the Securities Act.

         (y) "Securities" means, collectively, the Capital Securities, the Guarantee and the Debentures.

         (z) "Securities Act" means the Securities Act of 1933.

         (aa) "Shelf Registration" has the meaning assigned thereto in Section 2(b).

         (ab)   "Trust  Agreement"  means   the  Amended   and  Restated  Trust
    Agreement, dated as of June 30, 1997, among the Company, as Depositor, The First National Bank of Chicago, as Property Trustee, First Chicago Delaware Inc., as Delaware Trustee, and the Administrative Trustees.

         (ac) "Trust Indenture Act" means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

         (ad) "Trust Securities" means, collectively, the Common Securities to be issued under the Trust Agreement to the Company and the Capital Securities.

         Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any
particular  Section  or  other   subdivision.  Unless  the  context  otherwise
requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

    2. Registration Under the Securities Act.

    (a) Except as set forth in Section 2(b), the Company and the Issuer Trust agree to use their reasonable best efforts to file under the Securities Act within 150 days after the Closing Date, a registration statement (the "Exchange Offer Registration Statement") relating to an offer to exchange (the "Exchange Offer") any and all of the Securities for a like aggregate amount of capital securities issued by the Issuer Trust and guaranteed by the Company and underlying junior subordinated deferrable interest debentures of the Company, which capital securities, guarantee and debentures have the same terms as the Capital Securities, the Guarantee and the Debentures, respectively (and are entitled to the benefits of trust indentures which have been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act, do not contain restrictions on transfers and do not contain provisions for the additional interest and additional distributions contemplated in Section 2(c) below (such new securities hereinafter called "Exchange Securities"). The Company and the Issuer Trust agree to use their reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act within 180 days after the Closing Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Company and the Issuer Trust further agree to use their reasonable best efforts to commence and complete the Exchange Offer promptly after the Exchange Offer Registration Statement has become effective, hold the Exchange Offer open for at least 30 days (or longer if required by applicable law) and Exchange Securities for all Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed completed only if the Exchange Securities received by holders other than Restricted Holders in the Exchange Offer for Securities are, upon receipt, transferable by each such holder without restriction imposed thereon by the Securities Act or the Exchange Act and without material restrictions imposed thereon by the blue sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the Company and the Issuer Trust having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. The Company and the Issuer Trust agree (x) to include in the registration statement a prospectus for use in connection with any resales of Exchange Securities by a holder that is a broker-dealer, other than resales of Exchange Securities received by a broker-dealer pursuant to the Exchange Offer in exchange for Registrable Securities acquired by such broker-dealer directly from the Issuer Trust, and
(y) to keep the Exchange Offer Registration Statement effective for a period (the "Resale Period") beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of (i) either (a) the expiration of the 180th day after the Exchange Offer has been completed or
(b) in the event the Company and the Issuer Trust have at any time notified any broker-dealers pursuant to Section 3(f)(ii)(F), the day beyond the 180th day after the Exchange Offer has been completed that reflects an additional period of days equal to the number of days during all of the periods from and including the dates the Company and the Issuer Trust give notice pursuant to
Section 3(f)(ii)(F) to and including the date when broker-dealers receive an amended or supplemented prospectus necessary to permit resales of Exchange Securities or to and including the date on which the Company and the Issuer Trust give notice that the resale of Exchange Securities under the Exchange Offer Registration Statement may resume or (ii) such time as such broker-dealers no longer own any Registrable Securities.

    (b) If (i) because of any change in law or in applicable interpretations by the staff of the Commission, the Company and the Issuer Trust are not permitted to effect the Exchange Offer, (ii) the Exchange Offer Registration Statement is not declared effective within 180 days of the Closing Date,
(iii) the Initial Purchaser so requests (but only with respect to the Capital Securities) within 60 days after the consummation of the Exchange Offer with respect to any Capital Securities held by the Initial Purchaser which are not freely transferable following consummation of the Exchange Offer, (iv) in the case of any holder, other than a Restricted Holder, that participates in the Exchange Offer, such holder does not receive Exchange Securities on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such holder as an affiliate of any of the Company or the Issuer Trust within the meaning of the Securities Act), or (v) the Company has received an opinion of counsel, rendered by a law firm having a recognized national tax practice, to the effect that, as a result of the consummation of the Exchange Offer, there is more than an insubstantial risk that (x) the Issuer Trust would be subject to United States federal income tax with respect to income received or accrued on the Junior Subordinated Debentures or Exchange Debentures, (y) interest payable by the Company on such Junior Subordinated Debentures or Exchange Debentures would not be deductible by the Company, in whole or in part, for United States federal income tax purposes, or (z) the Issuer Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges, then in addition to or in lieu of conducting the Exchange Offer contemplated by Section 2(a), the Company and the Issuer Trust shall file under the Securities Act as promptly as practicable a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (the "Shelf Registration"). The Administrative Trustees will promptly deliver to the holders of the Capital Securities, the Property Trustee and the Delaware Trustee, or the Company will promptly deliver to the holders of the Debentures, if not the Issuer Trust, written notice that the Company and the Issuer Trust will be complying with the provisions of this
Section 2(b). The  Company and the Issuer Trust agree  to use their reasonable best efforts to cause the Shelf Registration to become or be declared effective and to keep such Shelf Registration continuously effective for a period ending on the earlier of (i) either (x) the second anniversary of the Closing Date or (y) in the event the Company and the Issuer Trust have at any time suspended the use of the prospectus contained in the Shelf Registration pursuant to Section 3(c), the date beyond the second anniversary of the Closing Date that reflects an additional period of days equal to the number of days during all of the periods from and including the dates the Company and the Issuer Trust give notice of such suspension pursuant to Section 3(c) to and including the date when holders of Registrable Securities receive an amended or supplemented prospectus necessary to permit resales of Registrable Securities under the Shelf Registration or to and including the date on which the Company and Issuer Trust give notice that the resale to Registrable Securities may resume or (ii) such time as there are no longer any Registrable Securities outstanding. The Company and the Issuer Trust further agree to supplement or make amendments to the Shelf Registration, as and when required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company and the Issuer Trust agree to furnish to the holders of the Registrable Securities copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

    (c) If either the Company or the Issuer Trust fails to comply with this Agreement or if the Exchange Offer Registration Statement or the Shelf Registration fails to become effective (any such event a "Registration
Default"), then, as liquidated damages, registration default interest (the "Registration Default Interest") shall become payable in respect of the Debentures, and corresponding registration default Distributions (the "Registration Default Distributions"), shall become payable on the Trust Securities as follows:

         (i) if (A) neither the Exchange Offer Registration Statement nor a Shelf Registration is filed with the Commission on or prior to the 150th day after the Closing Date or (B) notwithstanding that the Company and the Issuer Trust have consummated or will consummate an Exchange Offer, the Company and the Issuer Trust are required by this Agreement to file a Shelf Registration and such Shelf Registration is not filed on or prior to the date required by this Agreement, then commencing on the day after either such required filing date, Registration Default Interest shall accrue on the principal amount of the Debentures, and Registration Default Distributions shall accumulate on the Liquidation Amount of the Trust Securities, each at a rate of 0.25% per annum; or

         (ii) if (A) neither the Exchange Offer Registration Statement nor a Shelf Registration is declared effective by the Commission on or prior to
    the  30th   day  after  the   applicable  required  filing   date  or  (B)
    notwithstanding that the Company and the Issuer Trust have consummated or will consummate an Exchange Offer, the Company and the Issuer are required by this Agreement to file a Shelf Registration and such Shelf Registration is not declared effective by the Commission on or prior to the 30th day after the date such Shelf Registration was required to be filed, then commencing on the 31st day after the applicable required filing date, Registration Default Interest shall accrue on the principal amount of the Debentures, and Registration Default Distributions shall accumulate on the Liquidation Amount of the Trust Securities, each at a rate of 0.25% per annum; or

         (iii) if  (A)  the Issuer  Trust and  the Company  have not  exchanged
    Exchange   Securities  for   all  Securities  validly   tendered  and  not
    withdrawn, in  accordance with  the terms  of  the Exchange  Offer, on  or prior to the 30th day after the date on which the Exchange Offer Registration Statement was declared effective or (B) if applicable, the
    Shelf   Registration   has  been   declared   effective  and   such  Shelf
    Registration ceases to be effective at any time prior to the second anniversary of the Closing Date (other than after such time as there are no longer any Registrable Securities), then Registration Default Interest shall accrue on the principal amount of Debentures, and Registration Default Distributions shall accumulate on the Liquidation Amount of the Trust Securities, each at a rate of 0.25% per annum commencing on (x) the 31st day after such effective date, in the case of (A) above, or (y) the day such Shelf Registration ceases to be effective, in the case of (B) above;

provided, however, that neither the Registration Default Interest rate on the Debentures, nor the Registration Default Distributions rate on the Liquidation Amount of the Trust Securities, shall exceed in the aggregate 0.25% per annum; provided further, however, that (1) upon the filing of the Exchange Offer Registration Statement or a Shelf Registration (in the case of clause (i) above), (2) upon the effectiveness of the Exchange Offer
Registration Statement or a Shelf Registration (in the case of clause (ii) above), (3) upon the exchange of Exchange Securities for all securities validly tendered and not withdrawn (in the case of clause (iii) (A) above), or upon the effectiveness of the Shelf Registration which had ceased to remain effective (in the case of clause (iii) (B) above), or (4) upon the termination of certain transfer restrictions on the Securities as a result of the application of Rule 144(k), Registration Default Interest on the Debentures and Registration Default Distributions on the Liquidation Amountsult of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue or accumulate.

    (d) Any reference herein to a registration statement shall be deemed to include any document incorporated therein by reference as of the applicable Effective Time and any reference herein to any post-effective amendment to a registration statement shall be deemed to include any document incorporated therein by reference as of a time after such Effective Time.

    (e) Notwithstanding any other provision of this Agreement, in the event that Debentures are distributed to holders of Capital Securities in liquidation of the Issuer Trust pursuant to the Trust Agreement (a) all references in this Section 2 and Section 3 to Securities, Registrable Securities and Exchange Securities shall not include the Capital Securities and Guarantee or Capital Securities and Guarantee issued or to be issued in exchange therefor in the Exchange Offer, (ii) all requirements for action to be taken by the Issuer Trust in this Section 2 and Section 3 shall cease to apply and all requirements for action to be taken by the Company in this
Section 2 and Section 3 shall apply to Debentures and Debentures issued or to be issued in exchange therefor in the Exchange Offer.

         (f) Notwithstanding any other provision of this Agreement, no holder of Registrable Securities who does not comply with the provisions of Section 3(d), if applicable, shall be entitled to receive Registration Default Interest or Registration Default Distributions, as the case may be, unless and until such holder complies with the provisions of such section, if applicable.

    3. Registration Procedures.

    The following provisions shall apply to registration statements filed pursuant to Section 2:

    (a) At or before the Effective Time of the Exchange Offer or the Shelf Registration, as the case may be, the Company and the Issuer Trust shall qualify the Indenture, the Trust Agreement and the Guarantee under the Trust Indenture Act.

    (b) In connection with the Company's and the Issuer Trust's obligations with respect to the Shelf Registration, if applicable, the Company and the Issuer Trust shall, as soon as reasonably practicable (or as otherwise specified herein):

         (i) prepare and file with the Commission a registration statement with respect to the Shelf Registration on any form which may be utilized by the Issuer Trust and the Company and which shall permit the disposi-tion of the Registrable Securities in accordance with the intended method or methods thereof, as specified in writing by the holders of the
    Registrable  Securities,  and   use  their  best  efforts  to  cause  such
    registration statement to become effective as soon as practicable there-after;

         (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement for the period specified in Section 2(b) and as may be required by the applicable rules and regulations of the
    Commission   and  the  instructions   applicable  to  the   form  of  such
    registration statement, and furnish to the holders of the Registrable Securities copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

         (iii) comply, as to all matters within the Company's and the Issuer Trust's control, with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such
    registration   statement  in  accordance  with  the  intended  methods  of disposition by the holders thereof provided for in such registration statement;

         (iv) provide to any of (A) the holders of the Registrable Securities to be included in such registration statement, (B) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, therefor, (D) counsel for such underwriters or agent and (E) not more than one counsel for all the holders of such Registrable Securities who so request of the Company in writing the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

         (v) for a reasonable period prior to the filing of such registration statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Company's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(b)(iv), who shall certify to the Company and the Issuer Trust that they have a current intention to sell their Registrable Securities pursuant to the Shelf Registration, such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company in writing as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement and the opportunity to contest the same or seek an appropriate protective order), or (C) such information is required to be set forth in such registration statement or the prospectus included therein or in an amendment to such registration statement or an
    amendment   or  supplement   to  such   prospectus  in  order   that  such
    registration statement, prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (vi)  promptly notify the  selling holders  of Registrable Securities,
    the  sales   or  placement  agent,  if  any,  therefor  and  the  managing
    underwriter   or  underwriters,  if  any,   thereof  named  in  the  Shelf
    Registration or  a supplement thereto, and confirm such notice in writing,
    (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) after the initial effective date of the Shelf Registration Statement, of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or written threat of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company or the Issuer Trust contemplated by Section 3(b)(xv) or Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company or the Issuer Trust of any notification with respect to the suspension of the qualification of the

    Registrable Securities for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose, or (F) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (vii) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

         (viii) if requested by any managing underwriter or underwriters, any placement or sales agent or any holder of Registrable Securities,
    promptly   incorporate  in  a   prospectus  supplement  or  post-effective
    amendment such information as is required by the applicable rules and regulations of the Commission relating to the terms of the sale of such
    Registrable  Securities,   including  information  with  respect   to  the
    principal amount of Registrable Securities being sold by such holder or agent or to any underwriters, the name and description of such holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such holder or agent or to such underwriters;
    and  make   all  required  filings   of  such  prospectus   supplement  or
    post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

         (ix) furnish to each holder of Registrable Securities, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(b)(iv) an executed copy (or, in the case of a holder of Registrable Securities, a conformed copy) of such registration statement, each such amendment or supplement thereto (in each case including all exhibits thereto and (in the case of a holder
    of  Registrable  Securities,  upon  request)   documents  incorporated  by
    reference therein) and such number of copies of such registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such holder, agent or underwriter, as the case may be) and of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and such other documents, as  such holder, agent,  if any, or underwriter,  if any,
    may  reasonably  request   in  order  to   facilitate  the  offering   and
    disposition of the Registrable Securities owned by such holder, offered or sold by such agent or underwritten by such underwriter and to permit such holder, agent or underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company and the Issuer Trust hereby consent to the use of such prospectus (including any such preliminary or summary prospectus) and any amendment or supplement thereto by each such holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company or the Issuer Trust, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including any such
    preliminary   or  summary  prospectus)  or  any  supplement  or  amendment thereto;

         (x) use its reasonable best efforts to (A) register or qualify the Registrable Securities to be included in such registration statement under such securities laws or blue sky laws of such United States jurisdictions as any holder of such Registrable Securities and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, and (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) and for so long as may be necessary to enable any such holder, agent or underwriter to complete its distribution of Securities pursuant to such registration statement but in any event not later than the date through which the Company and the Issuer Trust are required to keep the Shelf Registration effective pursuant to Section 2(b); provided, however, that neither the Company nor the Issuer Trust shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(b)(x), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

          (xi) use its reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to be obtained by the Company or the Issuer Trust to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;

         (xii) cooperate with the holders of the Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, and which shall not bear any restrictive legends, except as may be required by applicable law; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

         (xiii)  provide  a  CUSIP   number  for  all   applicable  Registrable
    Securities, not later than the Effective Time;

         (xiv) enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including customary provisions agreed to by the Company relating to indemnification and contribution, and take such other actions in connection therewith as any holders of Registrable
    Securities  aggregating  at  least  33 1/3%   in  aggregate  principal  or
    liquidation  amount of the Registrable Securities  at the time outstanding
    shall  reasonably  request   in  order  to  expedite  or   facilitate  the
    disposition of such Registrable Securities; provided, that the Company and the Issuer Trust shall not be required to enter into any such
    agreement  more   than  once  with  respect  to  all  of  the  Registrable
    Securities  and   may  delay  entering  into  such   agreement  until  the
    consummation of any underwritten public offering which the Company shall have then undertaken;

          (xv) in connection with an agreement of the type referred to in Section (3)(b)(xiv) relating to an underwritten offering or an offering through a placement or sales agent or any other entity or in connection
    with  not  more   than  one   request  in  connection   with  each   Shelf
    Registration, post-effective amendment thereto or prospectus supplement by holders of Registrable Securities as set forth below, (A) make such representations and warranties to the holders of such Registrable Securi-ties and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made by the Company in connection with an offering of debt securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration; (B) obtain an opinion of counsel to the Company and an opinion of counsel to the Issuer Trust in each case in customary form and covering such matters, of the type customarily covered by such an opinion, and in the case of the Company as customarily given in public offerings of the Company's debt securities as the managing underwriters, if any, or as any holders of at least 25% in aggregate principal or liquidation amount of
    the   Registrable  Securities  at  the  time  outstanding  may  reasonably request, addressed to such holder or holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated
    the  effective   date  of  such   registration  statement  (and   if  such
    registration statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto); (C) obtain a "cold comfort" letter or letters from the independent auditors of the Company addressed to the selling holders of Registrable Securities, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such registration statement and (ii) the issue date
    of  any  prospectus  supplement   to  the  prospectus  included   in  such
    registration statement or the effective date of any post-effective amend-ment to such registration statement which includes audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such registration
    statement   contemplates   an  underwritten   offering  pursuant   to  any
    prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type in public offerings of debt securities of the Company; (D) deliver such documents and certificates, including officers' or trustees' or Administrative Trustees' certificates, as applicable, as may be reasonably requested by any holders of at least 25% in aggregate principal amount of the Registrable Securities at the time outstanding or
    the  placement   or  sales  agent,  if  any,  therefor  and  the  managing
    underwriters,   if  any,   thereof  to   evidence  the  accuracy   of  the
    representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company or the Issuer Trust, as applicable; and (E) undertake such obligations relating to expense
    reimbursement,   indemnification  and  contribution  as  are  provided  in
    Section 6 hereof;

         (xvi) notify in writing each holder of Registrable Securities of any proposal by the Company and/or the Issuer Trust to amend or waive any provision of this Registration Rights Agreement pursuant to Section 9(g) and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

         (xvii) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including by (A) if such Rules shall so require, permitting a "qualified independent underwriter" (as defined in such Schedule (or any successor thereto)) to participate in the prepara-
    tion  of   the  registration  statement   relating  to   such  Registrable
    Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Conduct of the NASD; and

         (xviii) make generally available to its security holders as soon as practicable but in any event not later than eighteen months after the effective date of such registration statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

In case any of the foregoing obligations is dependent upon information provided or to be provided by a party other than the Company or the Issuer Trust, such obligation shall be subject to the provision of such information.

    (c) In the event that the Company and the Issuer Trust would be required, pursuant to Section 3(b)(vi)(F), to notify the selling holders of Registrable Securities, the placement or sales agent, if any, therefor or the managing underwriters, if any, thereof named in the Shelf Registration or a supplement thereto of the existence of the circumstances described therein, the Company and the Issuer Trust shall promptly prepare and furnish to each such holder, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each holder of Registrable Securities agrees that upon receipt of any notice from the Company or the Issuer Trust, pursuant to Section 3(b)(vi)(F), such holder shall forthwith discontinue (and cause any placement or sales agent or underwriters acting on their behalf to discontinue) the disposition of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until such holder (i) shall have received copies of such amended or supplemented prospectus and, if so directed by the Company or the Issuer Trust, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice or (ii) shall have received notice from the Company or the Issuer Trust that the disposition of Registrable Securities pursuant to the Shelf Registration may continue.

    (d) The Company and the Issuer Trust may require each holder of Registrable Securities as to which any registration pursuant to Section 2(b) is being effected to furnish to the Company such information regarding such holder and such holder's intended method of distribution of such Registrable Securities as the Company and the Issuer Trust may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. Each such holder agrees to notify the Company and the Issuer Trust as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to the Company and the Issuer Trust or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such holder or such holder's intended method of disposition of such Registrable Securities or omits to state any material fact regarding such holder or such holder's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading, and promptly to furnish to the Company and the Issuer Trust any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such holder or the disposition of such

Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    (e) Until the expiration of two years after the Closing Date, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144) to, resell any of the Capital Securities or Debentures that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

    (f) In connection with the Company's and the Issuer Trust's obligations with respect to the registration of Exchange Securities as contemplated by
Section 2(a) (the "Exchange Registration"), if applicable, the Company and the Issuer Trust shall, as soon as reasonably practicable (or as otherwise specified):

        (i)  prepare  and  file   with  the  Commission  such  amendments  and
    supplements  to  the   Exchange  Offer  Registration  Statement   and  the
    prospectus included therein as may be necessary to effect and maintain the effectiveness thereof for the periods and purposes contemplated in
    Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of the Exchange Offer Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

         (ii)  promptly  notify  each  broker-dealer  that   has  requested  or
    received   copies  of  the  prospectus  included  in  the  Exchange  Offer
    Registration Statement, and confirm such advice in writing, (A) when any prospectus amendment or supplement or post-effective amendment to the Exchange Offer Registration Statement has been filed, and, with respect to any post-effective amendment to the Exchange Offer Registration Statement, when the same has become effective, (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to the Exchange Offer Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Exchange Offer Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company and/or the Issuer Trust contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company or the Issuer Trust of any notification with respect to the suspension of the qualification of the Exchange Securities
    for  sale   in  any  United  States  jurisdiction  or  the  initiation  or threatening in writing of any proceeding for such purpose, or (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that the Exchange Offer Registration
    Statement,   prospectus,    prospectus   amendment   or    supplement   or
    post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         (iii) in the event that the Company and the Issuer Trust would be required, pursuant to Section 3(f)(ii)(F), to notify any broker-dealers holding Exchange Securities, promptly prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or notify such broker-dealers that the offer and sale of Exchange Securities pursuant to the Exchange Offer Registration Statement may continue;

         (iv) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Exchange Offer Registration
    Statement  or  any  post-effective  amendment   thereto  at  the  earliest
    practicable date;

         (v) use its reasonable best efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer and (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period; provided, however, that neither the Company nor the Issuer Trust shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(f)(v), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

          (vi) use its reasonable best efforts to obtain the consent or approval of each United States governmental agency or authority, whether federal, state or local, which may be required to be obtained by the Company or the Issuer Trust to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period;

         (vii) provide a CUSIP number for all applicable Exchange Securities, not later than the applicable Effective Time;

         (viii) make generally available to its security holders as soon as practicable but no later than eighteen months after the effective date of such registration statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (includ-ing, at the option of the Company, Rule 158 thereunder).


In case any of the foregoing obligations is dependent upon information provided or to be provided by a party other than the Company or the Issuer Trust, such obligation shall be subject to the provision of such information.

    4. Registration Expenses.

         The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company's and
the  Issuer  Trust's  performance   of  or  compliance  with  this  Agreement,
including (a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Securities or Exchange Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(b)(x) and Section 3(f)(v) hereof, including reasonable fees and disbursements of one counsel for the placement or sales agent or underwriters, if any, in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribu-tion pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Securities and all other documents relating hereto, (d) messenger and delivery expenses, (e) fees and expenses of the Trustee under the Indenture, the Property Trustee and Debenture Trustee under the Trust Agreement and the Guarantee Trustee under the Guarantee and of any escrow agent or custodian, (f) internal expenses (including all salaries and expenses of the Company's officers and employees performing legal or account-ing duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any
opinions  or  "cold   comfort"  letters  required  by  or  incident   to  such
performance and compliance) and (h) reasonable fees, disbursements and expenses of one counsel for the holders of Registrable Securities retained in connection with a Shelf Registration, as selected by the holders of at least a majority in aggregate principal amount of the Registrable Securities being registered and approved by the Company, and fees, expenses and disbursements of any other persons, including special experts, retained by the Company in
connection   with   such   registration   (collectively,   the   "Registration
Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed
or   paid  promptly   after  receipt   of  a   documented  request   therefor.
Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

     5. Representations and Warranties.

     Each of the Company and the Issuer Trust represents and warrants to, and agrees with, the Initial Purchaser and each of the holders from time to time of Registrable Securities that:

         (a) Each  registration statement  covering Registrable Securities  and
    each  prospectus   (including  any  preliminary   or  summary  prospectus)
    contained therein or furnished pursuant to Section 3(c) or Section 3(f) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary
    to  make   the  statements  therein  not  misleading;  and  at  all  times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Securities pursuant to
    Section 3(b)(vi)(F) or Section 3(f)(ii)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to
    Section 3(c) or Section 3(f)(iii) hereof or such time as the Company provides notice that offers and sales pursuant to the Exchange Offer Registration Statement or the Shelf Registration, as the case may be, may
    continue,   each  such   registration  statement,   and  each   prospectus
    (including any summary prospectus) contained therein or furnished pursu-ant to Section 3(b) or Section 3(f) hereof, as then amended or supple-
    mented,  will  conform   in  all  material  respects   to  the  applicable
    requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company and the Issuer Trust by a holder of Registrable Securities expressly for use therein.

         (b)  Any   documents  incorporated  by  reference  in  any  prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not mis-leading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company and the Issuer Trust by a holder of Registrable Securities expressly for use therein.

         (c) The compliance by the Company and the Issuer Trust with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not constitute a breach of or default under, the corporate charter or by-laws of the Company, or the Trust Agreement of the Issuer Trust, or any material agreement, indenture or instrument relating to indebtedness for money borrowed to which the Company or, to the best knowledge of the Company, the Issuer Trust is a party or any law, order, rule, regulation or decree of any court or governmental agency or authority located in the United States having jurisdiction over the Company or any property of the Company or the Issuer Trust or any property of the Issuer Trust, as applicable; and, to the best knowledge of the Company and the Issuer Trust, no consent, authorization or order of, or filing or registration with, any court or governmental agency or authority is required for the consummation by the Company or the Issuer Trust, as applicable, of the transactions contemplated by this Agreement, except the registration under the Securities Act contemplated hereby, qualification of the Indenture, the Guarantee and the Trust Agreement
    under   the   Trust   Indenture  Act   and   such   consents,   approvals,
    authorizations, registrations or qualifications as may be required under State securities or blue sky laws.

         (d) This Agreement has been duly authorized, executed and delivered by the Company or the Issuer Trust, as applicable.

    6. Indemnification.

    (a) Indemnification by the Company and the Issuer Trust. In connection with a Shelf Registration or in connection with any delivery of a prospectus included in the Exchange Offer Registration Statement by a broker-dealer during the Resale Period as contemplated by Section 2(a), each of the Company and the Issuer Trust shall, and it hereby agrees jointly and severally to, indemnify and hold harmless each of the holders of Registrable Securities included in such Shelf Registration, and each person who is named in such Shelf Registration or a supplement thereto as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities and each person who controls any such person (each, a "Participant") against any losses, claims, damages or liabilities, joint or several, to which such Participant may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company or the Issuer Trust to any such Participant, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and each of the Company and the Issuer Trust shall, and it hereby agrees jointly and severally to, reimburse each such Participant for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Issuer Trust shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company and the Issuer Trust by such Participant expressly for use therein. This indemnity agreement will be in addition to any liability which the Company or the Issuer Trust may otherwise have.

    (b) Indemnification by Participants. The Company and the Issuer Trust may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2(b) and to entering into any underwriting agreement with respect thereto, that the Company and the Issuer Trust shall have received an undertaking reasonably satisfactory to it from each Participant, severally and not jointly, to indemnify and hold harmless the Company and the Issuer Trust, each of the Company's directors, officers and employees and each person who controls the Company or the Issuer Trust within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Issuer Trust, but only with reference to written information furnished to the Company and the Issuer Trust by or on behalf of such Participant specifically for use in any registration statement, or any preliminary or final or summary prospectus contained therein or any amendment or supplement thereto. This indemnity agreement will be in addition to any liability which any such person may otherwise have.

         (c) Promptly after receipt by an indemnified party under Section 6(a) or (b) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under Section 6(a) or (b). In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such
indemnified  party or parties.   Upon receipt of notice  from the indemnifying
party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemni-fying party will not be liable to such indemnified party under Section 6(a) or (b) for any legal or other expenses subsequently incurred by such
indemnified  party   (other  than   reasonable  costs  of   investigation)  in
connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate national counsel, approved by the indemnifying party, representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

    No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

    (d) Contribution. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Participant shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such Participant from the sale of any Registrable Securities exceeds the amount of any damages which such Participant has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Participants' obligations in this Section 6(d) to contribute shall be several in proportion to the principal or liquidation amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

    (e)  The obligations  of  the Company  and  the  Issuer Trust  under  this
Section 6 shall be in addition to any liability which the Company and the Issuer Trust may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each Participant and each person, if any, who controls any Participant within the meaning of the Securities Act or the Exchange Act; and the obligations of the Participants contemplated by this Section 6 shall be in addition to any liability which the respective Participants may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company), to each Trustee under the Trust Agreement and to each person, if any, who controls the Company and the Issuer Trust within the meaning of the Securities Act or the Exchange Act.

    7. Underwritten Offerings.

    (a) Selection of Underwriters. If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by the holders of at least a majority in aggregate principal or liquidation amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are acceptable to the Company.

    (b) Participation by Holders. Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

    8. Rule 144.

    The Company covenants to the holders of Registrable Securities that the Company shall use its reasonable best efforts to timely file the reports required to be filed by it under the Exchange Act or the Securities Act
(including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commis-sion. Upon the request of any holder of Registrable Securities in connection with that holder's sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

    9. Miscellaneous.

    (a) No Inconsistent Agreements. Each of the Company and the Issuer Trust represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities which would be inconsistent with the terms contained in this Agreement.

    (b) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to it at 999 Bishop Street, Honolulu, Hawaii 96813, Attention: Howard H. Karr, Treasurer; if to the Issuer Trust, to it c/o First Hawaiian, Inc., First
Hawaiian  Center,  999 Bishop  Street,  Honolulu,  Hawaii   96813,  Attention:
William B. Johnstone III, Administrative Trustee; and if to a holder, to the address of such holder set forth in the security register or other records of the Issuer Trust or the Company, as the case may be, or to such other address as the Company, the Issuer Trust or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

    (c) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by and to perform, all of the applicable terms and provisions of this Agreement.

    (d) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the
Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.

    (e) LAW GOVERNING. THIS REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

    (f) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

    (g) Entire Agreement; Amendments. This Agreement and the other writings referred to herein (including the Trust Agreement, the Guarantee and the Indenture) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company, the Issuer Trust and the holders of at least a majority in aggregate principal or liquidation amount of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(g), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

    (h) Inspection. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying on any business day by any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities, the Indenture and this Agreement) at the offices of the Company at the address thereof set forth in Section 9(b) above, at the office of the Property Trustee or at the office of the Trustee under the Indenture.

    (i) Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

    Agreed to and accepted as of the date referred to above.


                                  FIRST HAWAIIAN, INC.


                                  By: /S/William B. Johnstone III
                                      ______________________________
                                      Name: William B. Johnstone III
                                      Title:  Assistant Treasurer


                                  FIRST HAWAIIAN CAPITAL I


                                  By: /s/ William B. Johnstone III
                                      ______________________________
                                      Name: William B. Johnstone III
                                      Title: Administrative Trustee


                                  GOLDMAN, SACHS & CO.


                                  By: /s/ Goldman, Sachs & Co.
                                      ______________________________
                                      (Goldman, Sachs & Co.)